                                                                       Exhibit 1

      NUMBER                                                        SHARES

SNC

Snyder Communications, Inc.
CORPORATE
SEAL
1996
DELAWARE

     SNC                                                      SNC
COMMON STOCK                                             COMMON STOCK

INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE                              PAR VALUE $0.001

THIS CERTIFICATE IS TRANSFERABLE IN                    CUSIP 832914 10 5
     NEW YORK, NEW YORK                      SEE REVERSE FOR CERTAIN DEFINITIONS

                 [LOGO OF SNYDER COMMUNICATIONS APPEARS HERE]

THIS CERTIFIES THAT




IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF SNYDER COMMUNICATIONS, INC.-SNC COMMON STOCK OF Snyder Communications, Inc. transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

    This Certificate and the shares represented hereby, are issued and shall be held subject to all the provisions of the certificate of incorporation of the Corporation, and any amendments thereto, a copy of which is on file at the office of the Transfer Agent.

    This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:

                             CERTIFICATE OF STOCK

COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY

        TRANSFER AGENT
        AND REGISTRAR
BY                      /s/ A. Clayton Perfall          /s/ Daniel M. Snyder
                        -----------------------         -----------------------
  AUTHORIZED SIGNATURE  Chief Financial Officer and     Chairman and
                        Treasurer                       Chief Executive Officer



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                          SNYDER COMMUNICATIONS, INC.
                                      SNC

    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHOULD BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common               UNIF GIFT MIN ACT-_______________Custodian______________
    TEN ENT - as tenants by the entireties                             (Cust)                  (Minor)
    JT TEN  - as joint tenants with right of                        under Uniform Gifts to Minors
              survivorship and not as tenants                       Act_______________________________
              in common.                                                        (State)

                                                 UNIF TRANS MIN ACT-______________Custodian______________
                                                                       (Cust)                  (Minor)
                                                                    under Uniform Transfers to Minors
                                                                    Act____________________________
                                                                                (State)

                        Additional abbreviations may also be used though not in the above list.

    For value received, ________________________________________hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

________________________________________________________________________________________________________

________________________________________________________________________________________________________
          PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________________________________

________________________________________________________________________________________________________

__________________________________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and

________________________________________________________________________________________________________
appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power

________________________________________________________________________________________________________
of substitution in the premises.

Dated, _________________________________

                                                    X__________________________________________________
                                                                         (Signature)
                       NOTICE:
               THE SIGNATURE(S) TO THIS
               ASSIGNMENT MUST CORRES-
               POND WITH THE NAME(S) AS
               WRITTEN UPON THE FACE OF    ====>
               THE CERTIFICATE IN EVERY
               PARTICULAR WITHOUT ALTER-
               ATION OR ENLARGEMENT OR
               ANY CHANGE WHATEVER.
                                                    X__________________________________________________
                                                                         (Signature)

Signature(s) Guaranteed:______________________

By:


______________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEED MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.
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